Exhibit 99.1

HeartCore Announces the Launch of Go IPO

NEW YORK, NY and TOKYO, JAPAN – April 6, 2022 – HeartCore Enterprises, Inc. (“HeartCore” or the “Company”), a leading software development company, announced the launch of Go IPO, its latest consulting service offering. Go IPO is an initial public offering (“IPO”) consulting service for Japanese companies interested in listing on the Nasdaq Stock Market (“Nasdaq”).

In recent years, an increasing number of foreign companies have chosen to list on Nasdaq due to increased access to capital, expansion of their capital markets footprint into the U.S. and listing speed. Following HeartCore’s February 2022 IPO and Nasdaq listing, the Company expanded its consulting service offering to companies from Japan that are interested in seeking a Nasdaq listing.

“A rising number of foreign companies are accessing the U.S. capital markets, more specifically the Nasdaq Stock Market, as a way to leverage the many benefits of being a publicly traded company,” said CEO Sumitaka Yamamoto. “Given our Nasdaq IPO experience and relationships, we are now offering consulting services to other Japanese companies interested in a Nasdaq listing. After our successful IPO, we understand what it takes to transition from a private entity to a Nasdaq-listed public company and are confident in our ability to assist other Japanese companies that are looking to make a similar transition through our Go IPO service offering.”

HeartCore cannot guarantee that a company will successfully close an IPO, that it will meet Nasdaq listing standards, and/or that a Nasdaq listing application, if submitted, will be approved.

About HeartCore Enterprises, Inc.

Headquartered in Tokyo, Japan, HeartCore Enterprises is a leading software development company offering Software as a Service (SaaS) solutions to enterprise customers in Japan and worldwide. The Company also provides data analytics services that allow enterprise businesses to create tailored web experiences for their clients through best-in-class design. HeartCore’s customer experience management platform (CXM Platform) includes marketing, sales, service and content management systems, as well as other tools and integrations, which enable companies to enhance the customer experience and drive engagement. HeartCore also operates a digital transformation business that provides customers with robotics process automation, process mining and task mining to accelerate the digital transformation of enterprises. Additional information about the Company’s products and services is available at www.heartcore.co.jp and https://heartcore-usa.com/.

Forward-Looking Statements

All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “intend,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks and uncertainties are discussed in HeartCore’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond HeartCore’s control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects HeartCore’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. HeartCore assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The contents of any website referenced in this press release are not incorporated by reference herein.

HeartCore Investor Relations Contact:

Gateway Group, Inc.

Matt Glover and John Yi

HTCR@gatewayir.com

(949) 574-3860